Exhibit 99.1

ATEC Reports First Quarter 2020 Financial Results and Recent Corporate Highlights

● New Product Adoption Drives U.S. Revenue Growth of 27%

● Additional $35 Million Capital Commitment Provides Runway for Continued Execution

CARLSBAD, Calif., May 11, 2020 – Alphatec Holdings, Inc. (“ATEC” or the “Company”) (Nasdaq: ATEC), a provider of innovative spine surgery solutions dedicated to revolutionizing the approach to spine surgery, today announced financial results for the quarter ended March 31, 2020, and recent corporate highlights.

First Quarter 2020 Financial Results

•	Total revenue of $30.1 million; U.S. revenue of $29.1 million, up 27% year over year;
•	U.S. gross margin of 72.1%; and
•	Cash and cash equivalents of $27.5 million as of March 31, 2020; pro forma cash of $47.5 million, including recent draw against credit facility.

Recent Corporate Highlights

•	Increased contribution from new products to 56% of Q1 2020 U.S. revenue up from 22% in Q1 2019 and 48% in Q4 2019;
•	Grew Q1 2020 revenue per case by 15% over Q1 2019;
•	Continued progress transforming the sales network with Q1 2020 U.S. revenue growth from strategic distribution up 34% compared to Q1 2019 and significant sales talent additions in key geographies;
•	Completed three FDA 510K new product regulatory submissions; and
•	Secured an additional $35 million capital commitment from Squadron Capital.

“During the first quarter, we saw continued solid business momentum,” said Pat Miles, Chairman and Chief Executive Officer.  “While that momentum was interrupted by circumstances outside of our control, we will navigate through the current challenges with the same focus and execution that has driven our success to date. We are bringing clinical distinction to a market that yearns for it by fulfilling our commitment to launch 8 to 10 new products this year and continuing to expand our sales network with savvy distributors who know that the future of spine innovation is at ATEC.  This company has faced and overcome a lot of adversity over the last few years. We are confident that we have the proven team and resilient culture to not only weather this crisis, but to emerge as the leader in spine innovation.”

Comparison of Selected GAAP and Non-GAAP Financial Results

Revenue from U.S. products for the first quarter 2020 was $29.1 million, up 27% compared to $23.0 million in the first quarter 2019. Revenue growth was generated by new products and the strategic distribution channel, which continues to drive increases in average revenue per case and the number of product categories sold per case.

Gross profit and gross margin from U.S. products for the first quarter 2020 were $21.0 million and 72.1%, respectively, compared to $16.4 million and 71.4%, respectively, for the first quarter 2019. U.S. gross margin continues to be impacted by non-cash excess and obsolete write-offs related to legacy products. On a non-GAAP basis, excluding non-cash excess and obsolete charges, U.S. gross margin was 78% in the first quarter 2020, compared to 80% in the first quarter 2019.  The year-over-year decrease in non-GAAP gross margin was attributable to non-cash amortization and product mix.

Total operating expenses for the first quarter 2020 were $38.8 million compared to $27.3 million in the first quarter 2019.  On a non-GAAP basis, excluding stock-based compensation, fair value adjustments, litigation-related expenses, restructuring and transaction-related expenses, total operating expenses increased to $28.5 million from $22.8 million in 2019, reflecting increased selling costs related to U.S. revenue growth, as well as increased investments in organic product development to support new product launches.

Non-GAAP adjusted operating loss, which excludes stock-based compensation, fair value adjustments, litigation-related expenses, restructuring, transaction-related expenses and excess and obsolescence charges, was $5.6 million for the first quarter 2020, compared to a loss of $4.2 million for the first quarter 2019.

Non-GAAP adjusted EBITDA, which excludes stock-based compensation, fair value adjustments, litigation-related expenses, restructuring, transaction-related expenses and excess and obsolescence charges in the first quarter 2020 was a loss of $3.1 million, compared to a loss of $2.4 million in the first quarter 2019.

For more detailed information on non-GAAP operating expenses, non-GAAP adjusted operating loss and non-GAAP adjusted EBITDA, please refer to the table, “Alphatec Holdings, Inc. Reconciliation of Non-GAAP Financial Measures,” that follows.

Current and long-term debt at face value at March 31, 2020 includes $45 million in term debt with Squadron and $11.9 million outstanding under the Company’s revolving credit facility at March 31, 2020, with cash and cash equivalents of $27.5 million. To extend its cash runway, the Company completed a draw of $20 million under its credit facility with Squadron Capital on April 2, 2020. Including this draw, the Company’s pro forma term debt with Squadron was $65.0 million at March 31, 2020, with pro forma cash and cash equivalents of $47.5 million.

Expanded Credit Facility

On May 9, 2020, ATEC secured a commitment for $35 million in additional secured financing from Squadron.  This capital will be made available under the same material terms and conditions as the existing term loan with Squadron, subject to customary closing conditions. Under the terms of the amended facility, the maturity date on the entire term loan will be extended to May 2025. A portion of the proceeds from the expanded facility will be used to retire the Company’s outstanding obligation under its working capital revolver with MidCap Funding.

In connection with the additional commitment, ATEC will issue warrants to purchase 1.076 million shares of ATEC common stock at an exercise price of $4.88 per share. ATEC expects this transaction to close before the end of May 2020.

2020 Financial Outlook

As a result of hospitals globally postponing elective procedures to preserve capacity for COVID-19 patients, ATEC suspended its previously announced 2020 revenue guidance on April 8, 2020. The Company cannot yet determine the extent or duration of deferred surgeries, nor the requirements or the timing of the recovery once operating room and other pandemic-related constraints have been lifted.

Investor Conference Call

ATEC will present the results via a live webcast today at 1:30 p.m. PT / 4:30 p.m. ET to discuss the results. At that time, please click here to access the live webcast.  An audiocast of the presentation will also  be available domestically at (877) 556-5251 and internationally at (720) 545-0036. The conference ID number is 2684098.

A replay of the webcast will remain available on ATEC’s corporate website at www.atecspine.com until the Company releases second quarter financial results. In addition, a replay of the audiocast will be available until May 19, 2020. The replay dial-in numbers are (855) 859-2056 for domestic callers and (404) 537-3406 for international callers. Please use the replay conference ID number 2684098.

Non-GAAP Financial Information

To supplement the Company’s financial statements presented in accordance with U.S. generally accepted accounting principles (GAAP), the Company reports certain non-GAAP financial measures, including non-GAAP U.S. gross margin, non-GAAP operating expenses, non-GAAP operating loss, and non-GAAP Adjusted EBITDA. The Company believes that these non-GAAP financial measures provide investors with an additional tool for evaluating the Company's core performance, which management uses in its own evaluation of continuing operating performance, and a baseline for assessing the future earnings potential of the Company. The Company’s non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies in the industry may calculate non-GAAP financial results differently, particularly related to non-recurring, unusual items. Non-GAAP financial results should be considered in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Included below are reconciliations of the non-GAAP financial measures to the comparable GAAP financial measures.

About Alphatec Holdings, Inc.

Alphatec Holdings, Inc. (“ATEC”), through its wholly-owned subsidiaries, Alphatec Spine, Inc. and SafeOp Surgical, Inc., is a medical device company dedicated to revolutionizing the approach to spine surgery through clinical distinction. ATEC architects and commercializes approach-based technology that integrates seamlessly with the SafeOp Neural InformatiX System to provide real-time, objective nerve information that can enhance the safety and reproducibility of spine surgery. Additional information can be found at www.atecspine.com.

Additional information can be found at www.atecspine.com.

About Squadron Medical Finance Solutions, LLC, a division of Squadron Capital

Squadron Capital seeks to acquire and invest in operating companies located both in the US and abroad. Squadron’s mission is long-term investment (multi-generational) and assistance to the portfolio companies’ leadership teams in the execution of their business plans. Squadron Medical Finance Solutions assists orthopedic OEMs in achieving their business objectives by offering financing of surgical instruments and implant sets, or by providing debt financing to support the broader capital requirements of growing companies. Squadron is a strategic investor in a broad range of companies in the orthopedic space, both public and private.

Forward Looking Statements

Alphatec cautions you that statements included in this press release, or made during the investor conference call referenced herein, that are not a description of historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Such statements are based on management’s current expectations and are subject to a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  The Company cautions investors that there can be no assurance that actual results will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. Forward-looking statements include, but are not limited to: references to the Company’s revenue and future outlook; planned product launches, introductions, regulatory submissions or clearances; efforts to transform sales and distribution channels; and the Company’s future ability to finance its operations.  The important factors that could cause actual operating results to differ significantly from those expressed or implied by such forward-looking statements include, but are not limited to: the uncertainty of success in developing new products or products currently in the pipeline; the uncertainties in the Company’s ability to execute upon its strategic operating plan; the uncertainties regarding the ability to successfully license or acquire new products, and the commercial success of such products; failure to achieve acceptance of the Company’s products by the surgeon community; failure to obtain FDA or other regulatory clearance or approval or unexpected or prolonged delays in the process; continuation of favorable third party reimbursement; unanticipated expenses or liabilities or other adverse events affecting cash flow or the Company’s ability to control its costs or achieve profitability; uncertainty of additional funding; the Company’s ability to compete with other products or with emerging technologies; product liability exposure; an unsuccessful outcome in any litigation; patent infringement claims; claims related to the Company’s intellectual property; the Company’s ability to meet its financial obligations; future strategic and/or financing collaborations between the Company and any third-party and potential benefits or synergies resulting therefrom; and the impact of the COVID-19 pandemic on the Company’s business and financial results.  A further list and description of these and other factors, risks and uncertainties can be found in the Company's most recent annual report, and any subsequent quarterly and current reports, filed with the Securities and Exchange Commission. ATEC disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

Investor/Media Contact:

Josh Berg
Investor Relations
(760) 494-6790
ir@atecspine.com

Company Contact:

Jeff Black
Chief Financial Officer
Alphatec Holdings, Inc.
ir@atecspine.com

ALPHATEC HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts - unaudited)

	Three Months Ended
	March 31,
	2020	2019
	(unaudited)	(unaudited)
Revenues:
Revenue from U.S. products	$29,070	$22,955
Revenue from international supply agreement	1,045	1,600
Total revenues	30,115	24,555
Cost of revenues	9,084	7,987
Gross profit	21,031	16,568

Operating expenses:
Research and development	3,749	3,372
Sales, general and administrative	28,003	21,097
Litigation-related	2,643	2,623
Amortization of intangible assets	172	182
Transaction-related	4,272	—
Restructuring	—	60
Total operating expenses	38,839	27,334
Operating loss	(17,808)	(10,766)
Total other expenses, net	(2,874)	(2,119)
Loss from continuing operations before taxes	(20,682)	(12,885)
Income tax provision	40	31
Loss from continuing operations	(20,722)	(12,916)
Loss from discontinued operations	—	(52)
Net loss	$(20,722)	$(12,968)

Net loss per share, basic and diluted:
Continuing operations	$(0.33)	$(0.29)
Discontinued operations	$(0.00)	$(0.00)
Net loss per share, basic and diluted	$(0.33)	$(0.29)

Shares used in calculating basic and diluted net loss per share	62,568	45,020

Stock-based compensation included in:
Cost of revenue	$107	$28
Research and development	291	143
Sales, general and administrative	3,170	1,441
	$3,568	$1,612

ALPHATEC HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	March 31,	December 31,
	2020	2019
	(unaudited)
ASSETS
Current assets:
Cash	$27,466	$47,113
Accounts receivable, net	15,375	16,150
Inventories, net	37,872	34,854
Prepaid expenses and other current assets	10,646	9,880
Current assets of discontinued operations	353	321
Total current assets	91,712	108,318

Property and equipment, net	20,919	19,722
Right-of-use asset	1,601	1,860
Goodwill	13,897	13,897
Intangibles, net	25,165	25,605
Other assets	493	493
Noncurrent assets of discontinued operations	52	53
Total assets	$153,839	$169,948

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$11,800	$7,772
Accrued expenses	23,772	26,416
Current portion of long-term debt	916	489
Current portion of lease liability	1,356	1,314
Current liabilities of discontinued operations	399	399
Total current liabilities	38,243	36,390

Total long term liabilities	64,563	66,324

Redeemable preferred stock	23,603	23,603
Stockholders' equity	27,430	43,631
Total liabilities and stockholders' equity	$153,839	$169,948

ALPHATEC HOLDINGS, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(in thousands - unaudited)

	Three Months Ended
	March 31,
	2020	2019
	(unaudited)	(unaudited)

Operating expenses	38,839	27,334
Adjustments:
Stock-based compensation	(3,461)	(1,584)
Contingent consideration fair value adjustment	—	(289)
Litigation-related expenses	(2,643)	(2,623)
Restructuring	—	(60)
Transaction-related expenses	(4,272)	—
Non-GAAP operating expenses	$28,463	$22,778

	Three Months Ended
	March 31,
	2020	2019
	(unaudited)	(unaudited)
Operating loss, as reported	$(17,808)	$(10,766)
Add back significant items:
Stock-based compensation	3,568	1,612
Contingent consideration fair value adjustment	—	289
Litigation-related expenses	2,643	2,623
Restructuring	—	60
Transaction-related expenses	4,272	—
Excess & obsolete charges	1,722	1,976
Adjusted operating loss	(5,603)	(4,206)

Operating loss, as reported	$(17,808)	$(10,766)
Depreciation	2,014	1,603
Amortization of intangible assets	440	182
EBITDA	(15,354)	(8,981)
Add back significant items:
Stock-based compensation	3,568	1,612
Contingent consideration fair value adjustment	—	289
Litigation-related expenses	2,643	2,623
Restructuring	—	60
Transaction-related expenses	4,272	—
Excess & obsolete charges	1,722	1,976
Adjusted EBITDA	$(3,149)	$(2,421)

ALPHATEC HOLDINGS, INC.

RECONCILIATION OF GEOGRAPHIC SEGMENT REVENUES AND GROSS PROFIT

(in thousands, except percentages - unaudited)

	Three Months Ended
	March 31,
	2020	2019
Revenues by source	(unaudited)	(unaudited)
Revenue from U.S. products	$29,070	$22,955
Revenue from international supply agreement	1,045	1,600
Total revenues	$30,115	$24,555

Gross profit by source
Revenue from U.S. products	$20,954	$16,394
Revenue from international supply agreement	77	174
Total gross profit	$21,031	$16,568

Gross profit margin by source
Revenue from U.S. products	72.1%	71.4%
Revenue from international supply agreement	7.4%	10.9%
Total gross profit margin	69.8%	67.5%

RECONCILIATION OF GAAP TO NON-GAAP GROSS PROFIT AND GROSS MARGIN FROM U.S. PRODUCTS
(in thousands, except percentages)

	Three Months Ended
	March 31,
	2020	2019
	(unaudited)	(unaudited)
GAAP-based gross profit from U.S. products	$20,954	$16,394
Add: non-cash excess and obsolete charges	1,722	1,976
Non-GAAP gross profit from U.S. products	$22,676	$18,370

GAAP-based gross margin from U.S. products	72.1%	71.4%
Add: non-cash excess and obsolete charges	5.9%	8.6%
Non-GAAP gross margin from U.S. products	78.0%	80.0%